SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 4, 2000

                              SMARTDISK CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       000-27257                                         65-0733580
(Commission File Number)                    (I.R.S. Employer Identification No.)


        3506 MERCANTILE AVENUE
            NAPLES, FLORIDA                                  34104
(Address of principal executive offices)                   (Zip Code)

                                 (941) 436-2500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                                EXPLANATORY NOTE

          This Amendment No. 1 to SmartDisk's Current Report on Form 8-K/A amends and restates in their entirety Items 5 and 7 and Exhibit 99.1 of the Current Report on Form 8-K previously filed on May 5, 2000.

ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of SmartDisk Corporation of May 4, 2000 presenting financial information for SmartDisk Corporation for the quarter ended March 31, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

                99.1     Press release of SmartDisk Corporation of May 4, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SMARTDISK CORPORATION

Date:  May 5, 2000                         By: /S/ MICHAEL R. MATTINGLY
                                              ---------------------------------
                                               Michael R. Mattingly
                                               Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.          EXHIBIT TITLE
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   99.1              Press release of SmartDisk Corporation of May 4, 2000.

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